Exhibit 10.2H

                       AMENDMENT # 1 TO SECURITY AGREEMENT

      AMENDMENT #1 made as of the 8th day of August, 2000 amending a Security Agreement dated February 16, 2000 by and between LCS GOLF, INC. , a Delaware corporation (hereafter referred to as the "Company" or the "Debtor"), having an address at 24 East 12th Street, New York, New York 10003 and QUINTEL COMMUNICATIONS, INC., a Delaware corporation (hereafter referred to as the "Secured Party"), having an address at One Blue Hill Plaza, Pearl River, New York 10965 .

                                   BACKGROUND

A. Debtor and Secured Party entered into a Security Agreement dated February 16, 2000 (the "Security Agreement") pursuant to which Debtor granted Secured Party a security interest in the Collateral described in the Security Agreement to secure the Debtor's obligations under a Loan Agreement and Note (as defined in the Security Agreement).

B. Debtor and Secured Party have entered into a Forbearance Agreement of even date herewith (the "Forbearance Agreement") pursuant to which Secured Party has agreed to forebear from commencing certain actions for collection of the Note and other claims described in the Forbearance Agreement and one of the conditions of such forbearance is the amendment of the Security Agreement on the terms provided for herein.

NOW THEREFORE IT IS HEREBY AGREED AS FOLLOWS:

1 Capitalized terms are used with the meanings ascribed thereto in the Security Agreement, except as otherwise defined herein.

2 As used herein, the term "Accounts" shall mean all accounts receivable now owned or which may be created hereafter by Debtor, and all securities or guaranties held by the Debtor in respect of such Accounts, and the proceeds thereof. Debtor hereby grants to Secured Party a continuing security interest in all Accounts of the Debtor in order to secure the obligations of Debtor to pay the Obligations, and the Security Agreement is hereby amended to provide that the term "Collateral" shall include the Accounts in addition to the other Collateral described in the Security Agreement.

3 The Security Agreement is hereby amended to provide that the term "Obligations" shall include all indebtedness and the performance of all obligations under the Forbearance Agreement in addition to the payment and performance obligations described in the Security Agreement, and the Collateral, as such term is amended by this Agreement, constitutes and will constitute security for the payment as and when due of all of the Obligations, as such term is amended by this Agreement, all of which shall be and remain

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      additional liens on the Collateral until each and all of the same have been fully paid, satisfied, and discharged.

4 The Security Agreement is hereby amended to provide that the Secured Party shall have the following additional rights and powers with respect to the
      Collateral:

4.1 Secured Party shall have all rights, remedies, securities, and liens of Debtor in respect of the Collateral, including, but not limited to, any guaranties and other contracts of suretyship with respect to the Accounts, unpaid sellers' liens, statutory liens, and other collateral security held by Debtor, or to which it is entitled, for the payment of the Accounts. Secured Party shall have the right to enforce any of the foregoing in its name, or to direct the enforcement thereof by Debtor, and Debtor shall, at Secured Party's request, deliver to Secured Party a separate written assignment of such rights, as permitted by applicable law.

4.2 Secured Party may, following default by Debtor, without notice to or assent of Debtor, extend the time of payment, compromise, or settle for cash, credit or otherwise upon any terms, any part of the Accounts, and thereby discharge or release the persons liable for the payment thereof, without affecting Debtor's Obligations. Secured Party may demand or enforce payment of the Accounts, but shall not be liable for any failure to collect or enforce payment.

4.3 Secured Party may, following default by Debtor, without notice to Debtor, notify the persons liable for the payment of the Accounts of their assignment by Debtor to Secured Party. At Secured Party's request, all bills and statements sent by Debtor to the persons liable for the payment of the Accounts shall state that the Accounts have been assigned to, and are payable solely to, Secured Party. At Secured Party's request, Debtor shall direct the persons liable for the payment of the Accounts to pay directly to Secured Party all sums due or to become due on account thereof.

4.4 Secured Party may place its representatives on Debtor's premises, on prior notice, to examine the books and records of Debtor with reference to the Accounts, together with all books, correspondence, records, and other documents pertaining thereto. Following default by Debtor, Secured Party may place its representatives on Debtor's premises with full authority to take possession of and retain for Secured Party the books and records of Debtor with reference to the Accounts, together with all books, correspondence, records, and other documents pertaining thereto, with full authority to receive from Debtor and deliver to Secured Party any cash, checks, drafts, notes and other instruments for the payment of money received on account of the Collateral.

4.5 Debtor shall keep and maintain at its expense complete records of the Accounts, including, but not limited to, a record of all payments received, all credits granted thereon, and all other dealings therewith. For the further security of any of the Obligations, and until such Obligations are fully paid and discharged, Secured Party shall have a special property interest in the records; and Debtor shall, at its expense, deliver any of the records to Secured Party at any time at Secured Party's written request. Secured Party, or anyone designated by it, may at any time
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inspect the records, and make extracts of them, as it deems advisable, and prior to default by Debtor such inspection shall occur following written notice by Secured Party. The Debtor shall cause its accounts receivable ledger and other books and records pertaining to the Collateral, to be stamped with a proper reference to the fact that the Collateral has been assigned to Secured Party.

5 The Security Agreement is hereby amended to provide that:

5.1 Without Secured Party's written consent, Debtor will not grant any extension of the time of payment of the Accounts, compromise or settle any of the Accounts for less than the full amount thereof, release in whole or in part any person liable for the payment of any of the Accounts, or allow any credit upon any of the Accounts. Following default by Debtor, upon making any discounts, allowances or credits with respect to the Accounts, Debtor shall forthwith pay Secured Party a sum equal thereto. Prior to default by Debtor, such consent shall not be unreasonably withheld or delayed.

5.2 Any proceeds of the Accounts received by Debtor shall be promptly deposited by Debtor in a separate special bank account, subject to withdrawal by Secured Party only. Until remitted to Secured Party, the proceeds shall be deemed to be held in trust by Debtor for and to be the property of, Secured Party, and shall not be commingled with any of Debtor's other funds.

6     Debtor represents and warrants to Secured Party as follows:

      6.1.1 Each of the debtors named in any account receivable included in the Collateral is indebted to Debtor in the amount indicated as of the date thereof.

      6.1.2 Each Account is bona fide, and arises out of the sale and delivery of goods or services.

      6.1.3 None of the Accounts is now contingent upon the fulfillment of any contract whatsoever, or subject to any defense, offset or counterclaim.

      6.1.4 No agreement has been made, nor will be made, with any debtor for any reduction or discount, except as may be specifically noted at the time of the assignment of such Account.

      6.1.5 None of the Accounts is represented by notes or other negotiable instruments, except those that have been endorsed and delivered by Debtor to Secured Party simultaneously with the assignment of such Account, and none of the Accounts will be represented by notes or other negotiable instruments, except those that Secured Party may request to be executed and delivered for the purpose of evidencing any such Account, which shall be made payable to Secured Party.


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      6.1.6 Debtor is the sole owner of the Accounts, free and clear of any encumbrances,. And has the right to transfer absolute title to Secured Party.

      6.1.7 The stated due date on each Account is correct.

6.2 The Accounts hereby assigned are collateral to secure the Obligations and such Accounts are not being sold to Secured Party.

6.3 Debtor will not create a security interest in, sell, or assign any part of its Accounts, except to Secured Party.

7 Debtor's execution and delivery of this instrument has been authorized by all necessary corporate action of Debtor.

8 The Security Agreement, as amended by this Agreement, remains in full force and effect.

IN WITNESS WHEREOF, the parties have caused this instrument to be executed as of the date first above written.

                                        QUINTEL COMMUNICATIONS, INC.

                                        By: /s/ Jeffrey Schwartz
                                            --------------------------------
                                            Name: Jeffrey Schwartz
                                                  --------------------------
                                            Title: CEO
                                                   -------------------------


                                        LCS GOLF, INC.

                                        By: /s/ Michael Mitchell
                                            --------------------------------
                                            Name: Michael Mitchell
                                                  --------------------------
                                            Title:
                                                   -------------------------


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STATE OF NEW YORK: COUNTY OF ________________________: ss:

On the _____ day of August in the year 2000, before me, the undersigned, a Notary Public in and for said state, personally appeared Michael Mitchell, personally known to me or proved to me on the basis or satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed same in his capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.


                                  ----------------------------------
                                  Notary Public

STATE OF NEW YORK: COUNTY OF ________________________: ss:

On the _____ day of August in the year 2000, before me, the undersigned, a Notary Public in and for said state, personally appeared ____________________________________, personally known to me or proved to me on the basis or satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed same in his capacity, and that by his signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.


                                  ----------------------------------
                                  Notary Public


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